UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 2, 2017, Allscripts Healthcare Solutions, Inc. (“Allscripts”) filed a Current Report on Form 8-K (the “Initial Report”) to report that, on October 2, 2017, Allscripts completed the transaction contemplated by a purchase agreement with McKesson Corporation (“McKesson”), pursuant to which Allscripts purchased McKesson’s Enterprise Information Solutions (“EIS”) business division (the “EIS Business”), which provides certain software solutions and services to hospitals and health systems, by acquiring all of the outstanding equity interests of two indirect, wholly-owned subsidiaries of McKesson for a purchase price of $185 million, subject to adjustments for net working capital and net debt. The purchase price was funded through incremental borrowings under Allscripts’ debt facilities.

Allscripts applied the consolidation rules of Accounting Standards Codification Topic 810 - Consolidation, and concluded that Allscripts has the power to direct the activities of the EIS Business that most significantly impact its economic performance as it has control over 100% of the acquired assets. Therefore, Allscripts will account for its investment in the EIS Business on a consolidated basis and the financial results of the EIS Business will be consolidated with Allscripts’ beginning from the acquisition date of October 2, 2017. This Amendment No. 1 to the Initial Report (this “Form 8-K/A”) amends the Initial Report to include the historical audited combined abbreviated financial statements of the EIS Business, the interim historical unaudited condensed combined abbreviated financial statements of the EIS Business and the unaudited pro forma combined abbreviated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Report in reliance on the instructions to such items. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited combined statements of assets acquired and liabilities assumed of the EIS Business as of March 31, 2017 and March 31, 2016 and the related combined statements of revenues and direct expenses for the years ended March 31, 2017 and March 31, 2016, including the notes thereto and the report of the independent auditors thereon, are filed as Exhibit 99.1 to this Form 8-K/A.

The unaudited condensed combined statements of assets acquired and liabilities assumed of the EIS Business as of June 30, 2017 and March 31, 2017 and the related unaudited condensed combined statements of revenues and direct expenses for the three months ended June 30, 2017 and June 30, 2016, including the notes thereto are filed as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma combined abbreviated financial information of Allscripts Healthcare Solutions, Inc. which reflects the acquisitions of the EIS Business, the 2017 acquisition of NantHealth’s provider/patient engagement solutions business (the “NantHealth Business”) and the 2016 acquisitions of Netsmart, Inc. and HealthMEDX, LLC, is filed as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits.

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Furnished Herewith	Form	Exhibit	Filing Date

23.1	Consent of Grant Thornton, LLP, Independent Certified Public Accountants, for Enterprise Information Solutions business of McKesson Corporation	X

99.1	Audited combined abbreviated financial statements of Enterprise Information Solutions, a business of McKesson Corporation, including the notes thereto.	X

99.2	Unaudited condensed combined abbreviated financial statements of Enterprise Information Solutions, a business of McKesson Corporation, including the notes thereto.	X

99.3	Unaudited pro forma combined abbreviated financial information.	X

99.4	Unaudited pro forma combined abbreviated financial information of Allscripts Healthcare Solutions, Inc. which reflects the 2017 acquisition of the NantHealth Business and the 2016 acquisitions of Netsmart, Inc. and HealthMEDX, LLC.			8-K/A	99.2	November 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: December 15, 2017
	By:	/s/ Dennis M. Olis
Dennis M. Olis Chief Financial Officer

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